UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                 August 7, 2003


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)


   STATE OR OTHER                COMMISSION               IRS EMPLOYER
    JURISDICTION                 FILE NUMBER:             IDENTIFICATION
  OF INCORPORATION:                                          NUMBER:

     DELAWARE                     0-20766                  76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (b) Exhibits.

                    99.1 Press  Release  dated August 7, 2003  announcing  HCC's operating results for the Second Quarter of 2003 and attachments thereto.

ITEM 9.

     The following information required to be disclosed pursuant to Item 12 - "Results of Operations and Financial Condition" is being furnished under Item 9
- "Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

     On August 7, 2003, HCC Insurance Holdings, Inc. ("HCC") announced its operating results for the Second Quarter of 2003. A press release setting forth the announcement is attached as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 7, 2003                      HCC INSURANCE HOLDINGS, INC.



                                            By:    /s/ Christopher L. Martin
                                               --------------------------------
                                                     Christopher L. Martin
                                                     Executive Vice President
                                                     and General Counsel

                                  EXHIBIT INDEX


Exhibits.
---------
                           99.1 Press Release dated August 7, 2003 announcing
                  HCC's operating results for the Second Quarter of 2003 and attachments thereto.